UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2008

TRANSCAPITAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07432 (Commission File Number)	54-0886031 (IRS Employer Identification No.)

701 Brickell Avenue, Miami, Florida 33131
 (Address of principal executive offices) (Zip Code)

 (Registrant's telephone number, including area code): (305) 536-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On September 23, 2008, the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Second Amended Plan of Liquidation (the "Plan") of Transcapital Financial Corporation ("TFC").  Copies of the Plan as confirmed and the Confirmation Order are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Plan contemplates the liquidation of all of TFC's assets for the benefit of creditors with Allowed Claims (as defined in the Plan).  TFC will not continue to engage in the conduct of any trade or business except to the extent necessary to accomplish the liquidation and distribution of TFC's assets.  In addition, the Plan provides that all equity interests in TFC, including, without limitation, common stock, warrants, options and other rights to purchase any equity interest in TFC, will be cancelled and extinguished as of the effective date of the Plan, and the holders thereof will not retain any rights in respect of such interests other than the right to receive distributions pursuant to the Plan.  Additionally, all of TFC's litigation claims have become vested assets of TFC's estate and the liquidating agent is authorized to commence and prosecute any such claims for the benefit of the estate and creditors with Allowed Claims and holders of Allowed Equity Interests (i.e., equity interests which have not been timely disputed or, if timely disputed, have been allowed by the Bankruptcy Court pursuant to a final order).  Jeffrey H. Beck was appointed as the liquidating agent of TFC's estate.

As of June 30, 2008, TFC had approximately 9,806,324 issued and outstanding shares of Common Stock, $1.00 par value.  As of the effective date of the Plan, TFC will no longer have any shares of capital stock issued and outstanding.  TFC does not have any shares of capital stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

As of August 31, 2008, TFC's assets are comprised of $27,751,892 cash and United States Treasury securities. As more fully described in TFC Plan and the related disclosure statement, TFC liabilities are comprised of secured claims of $7,122,896.08, plus interest and unsecured claims of $4,626,006.20.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
2.1	Second Amended Plan of Liquidation of Transcapital Financial Corporation

99.1	Order Confirming Second Amended Plan of Liquidation of Transcapital Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAPITAL FINANCIAL CORPORATION

Dated: September 23, 2008	By:	/s/ Steven R. Cook
Steven R. Cook, Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
2.1	Second Amended Plan of Liquidation of Transcapital Financial Corporation

99.1	Order Confirming Second Amended Plan of Liquidation of Transcapital Financial Corporation

4